Exhibit 99.1

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. Reports Second Quarter 2018 Earnings

Scranton, PA, July 24, 2018/PRNEWSWIRE/ – Peoples Financial Services Corp. (“Peoples”) (NASDAQ: PFIS), the bank holding company for Peoples Security Bank and Trust Company, today reported unaudited financial results at and for the three and six months ended June 30, 2018.  Peoples reported net income of $6.0 million, or $0.81 per share for the second quarter of 2018, compared to $5.7 million, or $0.77 per share for the comparable period of 2017.  The increase in earnings for the current period is the product of higher net interest income of $1.5 million due to growth in our average earning assets of $172.3 million from the year ago period and a reduction in income taxes due to the Tax Cuts and Jobs Act of 2017, which reduced the corporate tax rate to 21% effective January 1, 2018. These increases were partially offset by lower noninterest income due to the sale of our merchant services business in the second quarter of 2017 and higher noninterest expenses related to our market expansion initiative.

Net income for the six months ended June 30, 2018, totaled $11.8 million or $1.60 per share compared to $10.5 million or $1.41 per share for the same period last year.  The increase in earnings in the current period is the result of higher net interest income of $2.9 million due to our earning asset growth coupled with a reduction in income taxes due to the lower corporate tax rate, offset by lower noninterest income due to the sale of our merchant services business in the year ago period.

In addition to evaluating its results of operations in accordance with GAAP, Peoples routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and core net income ratios. The reported results included herein contain items, which Peoples considers non-core, namely gains and losses  incurred within investment securities available-for-sale, gains on the sale of other business lines and the non-recurring tax provision related to the Tax Cuts and Jobs Act of 2017. Peoples believes the reported non-GAAP financial measures provide information useful to investors in understanding its operating performance and trends. Where non-GAAP disclosures are used in this press release, a reconciliation to the comparable GAAP measure is provided in the accompanying tables. The non-GAAP financial measures Peoples uses may differ from the non-GAAP financial measures of other financial institutions.

Core net income, which we have defined to exclude losses or gains on investment securities and gains from other nonrecurring sources, for the three months ended June 30, totaled $5.7 million and $4.4 million in 2018 and 2017, respectively. Core net income per share for the three months ended June 30, 2018 was $0.78, an increase from $0.59 for the same period in 2017. These results in 2018 exclude a pre-tax $8 thousand gain in the value of our equity investment securities portfolio and a nonrecurring pre-tax $291 thousand gain from the sale of our credit card portfolio while the results for 2017  exclude a  pre-tax $2.3 million gain from the sale of our merchant services business.

Core net income for the six months ended June 30, 2018 was $11.6 million or $1.57 per share compared to $9.2 million or $1.24 per share for the same period of 2017. Results for the six months ended June 30, 2018 exclude a nonrecurring pre-tax gain of $291 thousand from the sale of our credit card portfolio. The 2017 results were impacted by the pre-tax gain of $2.3 million from the sale of our merchant services business.

NOTABLES

•	Loans, net growth of $60.3 million in the six months ended June 30, 2018 (7.2% annualized rate), with growth of $156.0 million or 9.8% since June 30, 2017.
•	Deposits were relatively flat in the first half of 2018 but grew $79.4 million or 4.8% since June 30, 2017.
•	Tangible book value per share improved to $27.50 at June 30, 2018 from $26.83 at December 31, 2017 and from $26.56 at June 30, 2017.
•	Tax-equivalent net interest income increased to $35.7 million for the six months ended June 30, 2018 compared to $33.6 million for the same period in 2017.

•

Return on average assets was 1.08% for the six months ended June 30, 2018 compared to 1.04% for the comparable period in 2017. Return on average equity was 8.90% for the six months ended June 30, 2018 compared to 8.13% for the year ago period.

•	Nonperforming assets to loans, net, and foreclosed assets decreased to 0.63% at June 30, 2018, from 0.68% at December 31, 2017 and 0.73% at June 30, 2017.
•	The effective tax rate decreased to 11.8% in the first half of 2018 resulting from the tax reform legislation enacted in December 2017. This compares favorably to 21.8% for the same period in 2017.
•	Completed the sale of our credit card portfolio to a non-related third party at an after tax gain of $230 thousand.

 INCOME STATEMENT REVIEW

The tax-equivalent net interest margin for the three and six months ended June 30  were 3.58% and 3.57%  respectively in 2018,  compared to 3.68% and 3.71% respectively for the same periods in 2017. Yields and interest income on our tax-exempt loans and investment securities were computed on a taxable-equivalent basis assuming a 21% tax rate in 2018 and a 35% tax rate in 2017, reflecting the 21% statutory tax rate that became effective for Peoples on January 1, 2018, under the Tax Cuts and Jobs Act of 2017. The change in tax rate in the current period resulted in an eight basis point reduction to our tax-equivalent yield on earning assets for the three and six months ended June 30, 2018. This coupled with higher interest-bearing liability costs are the factors in the decrease to our net interest margin on a taxable-equivalent basis from the three and six months ended June 30, 2017 to June 30, 2018.

Tax-equivalent net interest income for the six months ended June 30, increased $2.1 million or 6.0% to $35.7 million in 2018 from $33.6 million in 2017. The increase in tax equivalent net interest income was primarily due to a $182.0 million increase in average earning assets for the six months ended June 30, 2018 when compared to the same period in 2017. The tax-equivalent yield on the loan portfolio increased to 4.42% for the six months ended June 30, 2018, compared to 4.38% for the comparable period in 2017. The current period tax-equivalent yield on the loan portfolio would have been 4.48% had it been calculated using the 35% tax rate. Loans, net averaged $1.7 billion for the six months ended June 30, 2018 and $1.6 billion for the comparable period in 2017. For the six months ended June 30, the tax-equivalent yield on total investments decreased to 2.60% in 2018 from 2.87% in 2017.  The current period tax-equivalent yield on total investments would have remained level at 2.87% had it been calculated using the 35% tax rate. Average investments totaled $280.9 million in 2018 and $272.9 million in 2017. Average interest-bearing liabilities increased $138.3 million for the six months ended June 30, 2018, compared to the corresponding period last year. The cost of funds, which represents our average rate paid on total interest-bearing liabilities, increased to 0.78% in the six months ended June 30, 2018 from 0.59% for the same period of 2017.

The provision for loan losses totaled $2.1 million for the six months ended June 30, 2018 and $2.4 million for the six months ended June 30,  2017.  For the quarter ended June 30, the provision for loan losses was $1.1 million in 2018 and $1.2 million in 2017.

For the six months ended June 30, noninterest income totaled $7.2 million in 2018, a decrease from $10.2 million in 2017. The gain on sale of our credit card portfolio was $291 thousand in 2018 compared to a gain on the sale of our merchant services portfolio of $2.3 million in 2017. Otherwise, increases in service charges, fees and commissions, and income generated from wealth management services partially offset decreases in revenues from merchant services, income from fiduciary activities, income from mortgage banking activities and life insurance investment income. For the three months ended June 30, noninterest income totaled $3.7 million in 2018, a decrease from $6.4 million in the comparable 2017 period. The largest decrease was to merchant services income due to the sale of our merchant business in the second quarter of 2017. Increases in service charges, fees and commissions, which include the gain from the sale of our credit card portfolio, were more than offset by decreases in the other components of noninterest income.

Noninterest expense increased $219 thousand or 0.8% to $26.6 million for the six months ended June 30, 2018, from $26.4 million for the six months ended June 30, 2017. Salaries and employee benefits increased  $1.0 million or 7.9%  due to merit increases and continued investment in our expansion markets in the Lehigh Valley and King of Prussia.  Occupancy and equipment expenses also increased due to our market expansion when comparing the first half of 2018 and 2017 as those expenses increased $690 thousand or 14.2%. Offsetting the increase in salaries and occupancy expenses, merchant services related expenses decreased $1.8 million for the six months ended June 30, 2018 due to the sale of our merchant business in the second quarter of 2017. In addition, during the six months ended June 30, 2018, increases to other expenses, which include such items as FDIC insurance and assessments and donations, were only partially offset by decreases in professional fees and outside services and amortization expense recognized. For the second quarter of 2018, noninterest expense decreased to $13.5 million from $14.0 million for the same period in 2017,  a decrease of $0.5 million or 3.6%. The sale of our merchant services portfolio resulted in a  $1.0 million reduction to expenses.  As with the year-to-date results, the buildout of our expansion plan led to increases in salaries and employee benefit expense as well as occupancy expenses when comparing the two periods.

 BALANCE SHEET REVIEW

At June 30, 2018, total assets, loans and deposits were $2.2 billion, $1.8 billion and $1.7 billion, respectively.  Loans, net increased $60.3 million, or 7.2% annualized from December 31, 2017 to June 30, 2018 and increased $156.0 million, or 9.8% from the year ago period. Total deposits grew $79.4 million or 4.8% from June 30, 2017 to June 30, 2018.  Non-interest bearing deposits increased $44.1 million or 12.4% while interest–bearing deposits increased $35.3 million or 2.8% during that period. During the first half of 2018, total deposits have remained relatively flat which resulted in higher short-term borrowings to fund the loan growth. Total investments were $284.1  million at June 30, 2018, including $275.1 million securities classified as available-for-sale and $8.8 million classified as held-to-maturity.

Stockholders’ equity equaled $269.5million or $36.43 per share at June 30, 2018, and $263.5 million or $35.63 per share at June 30, 2017. Tangible stockholders’ equity improved to $27.50 per share at June 30, 2018, from $26.56 per share at June 30, 2017. Dividends declared for the six months ended June 30, 2018 amounted to $0.65 per share, a 4.8% increase from the year ago period, representing a dividend payout ratio of 40.6%.

ASSET QUALITY REVIEW

Nonperforming assets were $11.0 million or 0.63% of loans, net and foreclosed assets at June 30, 2018, compared to $11.6 million or 0.68% of loans, net and foreclosed assets at December 31, 2017 and $11.6 million or 0.73%  of loans, net and foreclosed assets at June 30, 2017. The allowance for loan losses equaled $19.6  million or 1.12% of loans, net at June 30, 2018 compared to $19.0 million or 1.12% of loans, net, at December 31, 2017 and $17.8 million or 1.11% of loans, net at June 30, 2017. Loans charged-off, net of recoveries, for the six months ended June 30, 2018, equaled $1.5 million or 0.09% of average loans, compared to $559 thousand or 0.04% of average loans for the comparable period last year.

About Peoples:

Peoples Financial Services Corp. is the parent company of Peoples Security Bank and Trust Company, a community bank serving Bucks, Lackawanna, Lehigh, Luzerne, Monroe, Montgomery, Northampton, Susquehanna, Wayne and Wyoming Counties in Pennsylvania and Broome County in New York through 27 offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Peoples’ business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

SOURCE: Peoples Financial Services Corp.
/Contact:	MEDIA/INVESTORS, Marie L. Luciani, Investor Relations Officer, 570.346.7741 or marie.luciani@psbt.com
Co:	Peoples Financial Services Corp.
St:	Pennsylvania
In:	Fin

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; our ability to identify and address cyber-security risks and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

 The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

[TABULAR MATERIAL FOLLOWS]

Summary Data

Peoples Financial Services Corp.

Five Quarter Trend

(In thousands, except share and per share data)

	June 30	Mar 31	Dec 31	Sept 30	June 30
	2018	2018	2017	2017	2017
Key performance data:
Per share data:
Net income	$0.81	$0.79	$0.36	$0.72	$0.77
Core net income (1)	$0.78	$0.79	$0.71	$0.72	$0.59
Cash dividends declared	$0.33	$0.32	$0.32	$0.32	$0.31
Book value	$36.43	$36.05	$35.82	$36.00	$35.63
Tangible book value (1)	$27.50	$27.08	$26.83	$26.97	$26.56
Market value:
High	$51.68	$47.53	$51.06	$49.00	$45.73
Low	$43.72	$41.06	$44.04	$39.25	$39.25
Closing	$47.02	$45.65	$46.58	$47.80	$43.73
Market capitalization	$347,904	$337,650	$344,529	$353,553	$323,434
Common shares outstanding	7,399,054	7,396,505	7,396,505	7,396,505	7,396,163
Selected ratios:
Return on average stockholders’ equity	8.90%	8.89%	3.92%	8.00%	8.71%
Core return on average stockholders’ equity (1)	8.55%	8.90%	7.81%	8.00%	6.70%
Return on average tangible stockholders’ equity	11.81%	11.84%	5.22%	10.70%	11.73%
Core return on average tangible stockholders’ equity (1)	11.34%	11.85%	10.39%	10.70%	9.03%
Return on average assets	1.08%	1.08%	0.49%	1.03%	1.11%
Core return on average assets (1)	1.03%	1.08%	0.98%	1.03%	0.85%
Stockholders’ equity to total assets	12.06%	12.17%	12.21%	12.73%	12.76%
Efficiency ratio (2)	61.98%	60.69%	57.81%	57.81%	63.95%
Nonperforming assets to loans, net, and foreclosed assets	0.63%	0.72%	0.68%	0.83%	0.73%
Net charge-offs to average loans, net	0.28%	0.07%	0.26%	0.04%	0.09%
Allowance for loan losses to loans, net	1.12%	1.14%	1.12%	1.15%	1.11%
Interest-bearing assets yield (FTE) (3)	4.20%	4.14%	4.13%	4.19%	4.14%
Cost of funds	0.81%	0.74%	0.66%	0.61%	0.60%
Net interest spread (FTE) (3)	3.39%	3.40%	3.47%	3.58%	3.54%
Net interest margin (FTE) (3)	3.58%	3.57%	3.63%	3.73%	3.68%
(1)	See Reconciliation of Non-GAAP financial measures.
(2)

Total noninterest expense less amortization of intangible assets divided by tax-equivalent net interest income and noninterest income less net gains(losses) on investment securities available-for-sale.

(3)	Tax-equivalent adjustments were calculated using the federal statutory tax rate prevailing during the indicated periods of 21% in 2018 and 35% in 2017.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	June 30	June 30
Six Months Ended	2018	2017
Interest income:
Interest and fees on loans:
Taxable	$35,748	$31,486
Tax-exempt	1,741	1,521
Interest and dividends on investment securities:
Taxable	1,792	1,416
Tax-exempt	1,362	1,546
Dividends	35	24
Interest on interest-bearing deposits in other banks	82	67
Total interest income	40,760	36,060
Interest expense:
Interest on deposits	3,793	2,963
Interest on short-term borrowings	1,508	422
Interest on long-term debt	621	697
Total interest expense	5,922	4,082
Net interest income	34,838	31,978
Provision for loan losses	2,100	2,400
Net interest income after provision for loan losses	32,738	29,578
Noninterest income:
Service charges, fees, commissions	4,264	3,254
Merchant services income	559	2,193
Commissions and fees on fiduciary activities	982	1,002
Wealth management income	743	667
Mortgage banking income	309	383
Life insurance investment income	378	384
Net gains on sale of merchant services business		2,278
Total noninterest income	7,235	10,161
Noninterest expense:
Salaries and employee benefits expense	14,345	13,301
Net occupancy and equipment expense	5,534	4,844
Merchant services expense	3	1,763
Amortization of intangible assets	450	526
Other expenses	6,245	5,924
Total noninterest expense	26,577	26,358
Income before income taxes	13,396	13,381
Provision for income tax expense	1,585	2,922
Net income	$11,811	$10,459
Other comprehensive income (loss):
Unrealized (losses) gains on investment securities available-for-sale	$(3,215)	$1,457
Income tax related to other comprehensive income	(677)	510
Other comprehensive (loss) income, net of income taxes	(2,538)	947
Comprehensive income	$9,273	$11,406
Per share data:
Net income	$1.60	$1.41
Cash dividends declared	$0.65	$0.62
Average common shares outstanding	7,396,519	7,395,158

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	June 30	Mar 31	Dec 31	Sept 30	June 30
Three months ended	2018	2018	2017	2017	2017
Interest income:
Interest and fees on loans:
Taxable	$18,239	$17,509	$16,925	$16,535	$15,945
Tax-exempt	871	870	829	813	795
Interest and dividends on investment securities available-for-sale:
Taxable	934	858	819	714	719
Tax-exempt	661	701	737	716	752
Dividends	19	16	15	13	12
Interest on interest-bearing deposits in other banks	42	40	26	40	38
Total interest income	20,766	19,994	19,351	18,831	18,261
Interest expense:
Interest on deposits	1,959	1,834	1,833	1,654	1,529
Interest on short-term borrowings	841	667	301	177	248
Interest on long-term debt	315	306	307	344	349
Total interest expense	3,115	2,807	2,441	2,175	2,126
Net interest income	17,651	17,187	16,910	16,656	16,135
Provision for loan losses	1,050	1,050	1,200	1,200	1,200
Net interest income after provision for loan losses	16,601	16,137	15,710	15,456	14,935
Noninterest income:
Service charges, fees, commissions	2,176	2,088	1,934	2,156	1,682
Merchant services income	309	250	185	165	1,178
Commissions and fees on fiduciary activities	485	497	515	540	494
Wealth management income	332	411	330	414	348
Mortgage banking income	162	147	208	193	204
Life insurance investment income	191	187	192	193	195
Net (loss) gain on investment securities	8	(8)
Net gains on sale of merchant services business					2,278
Total noninterest income	3,663	3,572	3,364	3,661	6,379
Noninterest expense:
Salaries and employee benefits expense	7,390	6,955	6,819	6,550	7,026
Net occupancy and equipment expense	2,720	2,814	2,648	2,483	2,450
Merchant services expense	1	2	12	33	1,033
Amortization of intangible assets	220	230	249	259	258
Other expenses	3,165	3,080	2,727	3,155	3,235
Total noninterest expense	13,496	13,081	12,455	12,480	14,002
Income before income taxes	6,768	6,628	6,619	6,637	7,312
Income tax expense	811	774	3,971	1,287	1,653
Net income	$5,957	$5,854	$2,648	$5,350	$5,659
Other comprehensive (loss) income :
Unrealized (losses) gains on investment securities available-for-sale	$(839)	$(2,376)	$(2,866)	$(381)	$1,184
Change in pension liability			318
Income tax related to other comprehensive (loss) income	(176)	(499)	(892)	(133)	414
Reclassification related to tax reform legislation			(1,101)
Other comprehensive (loss) income, net of income taxes	(663)	(1,877)	(2,757)	(248)	770
Comprehensive income (loss)	$5,294	$3,977	$(109)	$5,102	$6,429
Per share data:
Net income	$0.81	$0.79	$0.36	$0.72	$0.77
Cash dividends declared	$0.33	$0.32	$0.32	$0.32	$0.31
Average common shares outstanding	7,396,533	7,396,505	7,396,505	7,396,505	7,396,163

Peoples Financial Services Corp.

Details of Net Interest and Net Interest Margin

(In thousands, fully taxable equivalent basis)

	June 30	Mar 31	Dec 31	Sept 30	June 30
Three months ended	2018	2018	2017	2017	2017
Net interest income:
Interest income
Loans, net:
Taxable	$18,239	$17,509	$16,925	$16,535	$15,945
Tax-exempt	1,103	1,101	1,274	1,250	1,223
Total loans, net	19,342	18,610	18,199	17,785	17,168
Investments:
Taxable	991	912	859	766	768
Tax-exempt	837	887	1,132	1,102	1,156
Total investments	1,828	1,799	1,991	1,868	1,924
Interest on interest-bearing balances in other banks	2	2	2	1	1
Federal funds sold
Total interest income	21,172	20,411	20,192	19,654	19,093
Interest expense:
Deposits	1,959	1,834	1,833	1,654	1,529
Short-term borrowings	841	667	301	177	248
Long-term debt	315	306	307	344	349
Total interest expense	3,115	2,807	2,441	2,175	2,126
Net interest income	$18,057	$17,604	$17,751	$17,479	$16,967
Loans, net:
Taxable	4.52%	4.45%	4.36%	4.43%	4.37%
Tax-exempt	3.60%	3.57%	4.36%	4.33%	4.29%
Total loans, net	4.46%	4.38%	4.36%	4.42%	4.36%
Investments:
Taxable	2.22%	2.15%	2.01%	1.93%	1.93%
Tax-exempt	3.25%	3.33%	4.08%	4.09%	4.17%
Total investments	2.60%	2.61%	2.82%	2.81%	2.85%
Interest-bearing balances with banks	2.35%	1.74%	0.74%	1.46%	1.31%
Federal funds sold
Total interest-bearing assets	4.20%	4.14%	4.13%	4.19%	4.14%
Interest expense:
Deposits	0.59%	0.56%	0.54%	0.50%	0.48%
Short-term borrowings	2.06%	1.66%	1.43%	1.30%	1.13%
Long-term debt	2.57%	2.51%	2.44%	2.43%	2.44%
Total interest-bearing liabilities	0.81%	0.74%	0.66%	0.61%	0.60%
Net interest spread	3.39%	3.40%	3.47%	3.58%	3.54%
Net interest margin	3.58%	3.57%	3.63%	3.73%	3.68%

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	June 30	Mar 31	Dec 31	Sept 30	June 30
At period end	2018	2018	2017	2017	2017
Assets:
Cash and due from banks	$35,249	$26,699	$36,336	$31,839	$41,026
Interest-bearing balances in other banks	130	76	1,152	1,067	375
Federal funds sold
Investment securities:
Available-for-sale	275,050	271,378	272,502	259,108	256,774
Equity investments carried at fair value	278	189	46	30
Held-to-maturity	8,780	9,028	9,274	9,564	9,868
Loans held for sale			106	460
Loans, net	1,753,389	1,725,781	1,693,065	1,632,515	1,597,362
Less: allowance for loan losses	19,573	19,718	18,960	18,831	17,802
Net loans	1,733,816	1,706,063	1,674,105	1,613,684	1,579,560
Premises and equipment, net	37,148	37,511	37,557	37,373	35,892
Accrued interest receivable	6,802	6,482	6,936	5,908	6,206
Goodwill	63,370	63,370	63,370	63,370	63,370
Other intangible assets, net	2,727	2,948	3,178	3,427	3,685
Other assets	72,276	66,644	64,469	66,406	68,002
Total assets	$2,235,626	$2,190,388	$2,169,031	$2,092,236	$2,064,758
Liabilities:
Deposits:
Noninterest-bearing	$400,518	$394,729	$380,729	$372,146	$356,435
Interest-bearing	1,318,343	1,325,289	1,338,289	1,315,709	1,282,998
Total deposits	1,718,861	1,720,018	1,719,018	1,687,855	1,639,433
Short-term borrowings	187,450	142,500	123,675	71,900	91,500
Long-term debt	48,911	49,265	49,734	50,199	57,160
Accrued interest payable	538	518	497	481	431
Other liabilities	10,322	11,463	11,131	15,505	12,725
Total liabilities	1,966,082	1,923,764	1,904,055	1,825,940	1,801,249
Stockholders’ equity:
Common stock	14,798	14,793	14,793	14,793	14,792
Capital surplus	135,143	135,080	135,043	134,988	134,937
Retained earnings	128,356	124,841	121,353	119,971	116,988
Accumulated other comprehensive loss	(8,753)	(8,090)	(6,213)	(3,456)	(3,208)
Total stockholders’ equity	269,544	266,624	264,976	266,296	263,509
Total liabilities and stockholders’ equity	$2,235,626	$2,190,388	$2,169,031	$2,092,236	$2,064,758

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	June 30	Mar 31	Dec 31	Sept 30	June 30
Average quarterly balances	2018	2018	2017	2017	2017
Assets:
Loans, net:
Taxable	$1,616,729	$1,596,493	$1,540,356	$1,482,215	$1,464,401
Tax-exempt	122,876	125,142	116,055	114,455	114,287
Total loans, net	1,739,605	1,721,635	1,656,411	1,596,670	1,578,688
Investments:
Taxable	178,957	171,634	169,973	157,104	159,841
Tax-exempt	103,279	107,917	109,979	106,865	111,061
Total investments	282,236	279,551	279,952	263,969	270,902
Interest-bearing balances with banks	342	467	1,069	272	307
Federal funds sold
Total interest-bearing assets	2,022,183	2,001,653	1,937,432	1,860,911	1,849,897
Other assets	195,919	194,928	195,815	195,773	196,913
Total assets	$2,218,102	$2,196,581	$2,133,247	$2,056,684	$2,046,810
Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$1,327,036	$1,323,993	$1,338,282	$1,299,661	$1,270,459
Noninterest-bearing	394,461	377,124	376,888	366,610	356,282
Total deposits	1,721,497	1,701,117	1,715,170	1,666,271	1,626,741
Short-term borrowings	163,596	162,965	83,791	54,084	87,739
Long-term debt	49,136	49,486	49,949	56,270	57,372
Other liabilities	15,376	16,054	16,411	14,820	14,305
Total liabilities	1,949,605	1,929,622	1,865,321	1,791,445	1,786,157
Stockholders’ equity	268,497	266,959	267,926	265,239	260,653
Total liabilities and stockholders’ equity	$2,218,102	$2,196,581	$2,133,247	$2,056,684	$2,046,810

Peoples Financial Services Corp.

Asset Quality Data

(In thousands)

	June 30	Mar 31	Dec 31	Sept 30	June 30
	2018	2018	2017	2017	2017
At quarter end
Nonperforming assets:
Nonaccrual/restructured loans	$10,424	$11,283	$10,559	$11,714	$10,429
Accruing loans past due 90 days or more	84	435	734	1,509	835
Foreclosed assets	500	685	284	358	384
Total nonperforming assets	$11,008	$12,403	$11,577	$13,581	$11,648

Three months ended
Allowance for loan losses:
Beginning balance	$19,718	$18,960	$18,831	$17,802	$16,969
Charge-offs	1,398	426	1,139	268	431
Recoveries	203	134	68	97	64
Provision for loan losses	1,050	1,050	1,200	1,200	1,200
Ending balance	$19,573	$19,718	$18,960	$18,831	$17,802

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	June 30	Mar 31	Dec 31	Sept 30	June 30
Three months ended	2018	2018	2017	2017	2017
Core net income per share:
Net income GAAP	$5,957	$5,854	$2,648	$5,350	$5,659
Adjustments:
Less: Gain on sale of business line	291				2,278
Add: (gains) losses on investment securities	(8)	8
Less: (gains) losses on investment securities tax adjustment	(2)	2
Add: Expenses related to sale of merchant services business					271
Add: Gain on sale of business line tax adjustment	61				702
Add: Tax expense from the Tax Cuts and Jobs Act of 2017			2,623
Net income Core	$5,721	$5,860	$5,271	$5,350	$4,354
Average common shares outstanding	7,396,533	7,396,505	7,396,505	7,396,505	7,396,163
Core net income per share	$0.78	$0.79	$0.71	$0.72	$0.59
Tangible book value:
Total stockholders’ equity	$269,544	$266,624	$264,976	$266,296	$263,509
Less: Goodwill	63,370	63,370	63,370	63,370	63,370
Less: Other intangible assets, net	2,727	2,948	3,178	3,427	3,685
Total tangible stockholders’ equity	$203,447	$200,306	$198,428	$199,499	$196,454
Common shares outstanding	7,399,054	7,396,505	7,396,505	7,396,505	7,396,163
Tangible book value per share	$27.50	$27.08	$26.83	$26.97	$26.56
Core return on average stockholders’ equity:
Net income GAAP	$5,957	$5,854	$2,648	$5,350	$5,659
Adjustments:
Less: Gain on sale of business line	291				2,278
Add: (gains) losses on investment securities	(8)	8
Less: (gains) losses on investment securities tax adjustment	(2)	2
Add: Expenses related to sale of merchant services business					271
Add: Gain on sale of business line tax adjustment	61				702
Add: Tax expense from the Tax Cuts and Jobs Act of 2017			2,623
Net income Core	$5,721	$5,860	$5,271	$5,350	$4,354
Average stockholders’ equity	$268,497	$266,959	$267,926	$265,239	$260,653
Core return on average stockholders’ equity	8.55%	8.90%	7.81%	8.00%	6.70%
Return on average tangible equity:
Net income GAAP	$5,957	$5,854	$2,648	$5,350	$5,659
Average stockholders’ equity	$268,497	$266,959	$267,926	$265,239	$260,653
Less: average intangibles	66,208	66,433	66,673	66,926	67,185
Average tangible stockholders’ equity	$202,289	$200,526	$201,253	$198,313	$193,468
Return on average tangible stockholders’ equity	11.81%	11.84%	5.22%	10.70%	11.73%
Core return on average tangible stockholders’ equity:
Net income GAAP	$5,957	$5,854	$2,648	$5,350	$5,659
Adjustments:
Less: Gain on sale of business line	291				2,278
Add: (gains) losses on investment securities	(8)	8
Less: (gains) losses on investment securities tax adjustment	(2)	2
Add: Expenses related to sale of merchant services business					271
Add: Gain on sale of business line tax adjustment	61				702
Add: Tax expense from the Tax Cuts and Jobs Act of 2017			2,623
Net income Core	$5,721	$5,860	$5,271	$5,350	$4,354
Average stockholders’ equity	$268,497	$266,959	$267,926	$265,239	$260,653
Less: average intangibles	66,208	66,433	66,673	66,926	67,185
Average tangible stockholders’ equity	$202,289	$200,526	$201,253	$198,313	$193,468
Core return on average tangible stockholders’ equity	11.34%	11.85%	10.39%	10.70%	9.03%
Core return on average assets:
Net income GAAP	$5,957	$5,854	$2,648	$5,350	$5,659
Adjustments:
Less: Gain on sale of business line	291				2,278
Add: (gains) losses on investment securities	(8)	8
Less: (gains) losses on investment securities tax adjustment	(2)	2
Add: Expenses related to sale of merchant services business					271
Add: Gain on sale of business line tax adjustment	61				702
Add: Tax expense from the Tax Cuts and Jobs Act of 2017			2,623
Net income Core	$5,721	$5,860	$5,271	$5,350	$4,354
Average assets	$2,218,102	$2,196,581	$2,133,247	$2,056,684	$2,046,810
Core return on average assets	1.03%	1.08%	0.98%	1.03%	0.85%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	June 30	June 30
Six Months Ended	2018	2017
Core net income per share:
Net income GAAP	$11,811	$10,459
Adjustments:
Less: Gain on sale of business line	291	2,278
Add: Expenses related to sale of merchant services business		271
Add: Gain on sale of business line tax adjustment	61	702
Net income Core	$11,581	$9,154
Average common shares outstanding	7,396,519	7,395,158
Core net income per share	$1.57	$1.24